Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Section 1350, Chapter 63 of Title 18, United States Code)

In connection with the Quarterly Report of Orsus Xelent Technologies, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2007, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Wang Xin, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 , as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007	By:	/s/ Wang Xin
Wang Xin
Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.